Exhibit 99.1

Deloitte & Touche LLP

Suite 400

Harborside Plaza 10

Jersey City, NJ 07311

USA

Tel:  +1 212 937 8200

Fax: +1 212 937 8298

www.deloitte.com

February 5, 2016

Element Financial Corporation

161 Bay Street

Toronto, Ontario M5J 2S1

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Element Financial Corporation (the “Company”) and Credit Agricole Securities (USA) Inc. (“Credit Agricole”), Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC (collectively, “the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of leases and the associated railcars in conjunction with the proposed offering of Element Rail Leasing II LLC, Secured Railcar Equipment Notes, Series 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 29, 2016, representatives of Credit Agricole, on behalf of the Company provided us with a computer-generated railcar lease data file and related record layout (the “Statistical Data File”) containing, as represented to us by the Company, data as of the close of business December 31, 2015, with respect to 63 leases (the “Leases”) and the related 4,443 railcars. At the instruction of the Company, we performed certain comparisons and recomputations for each of the Leases relating to the lease characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.      Lease identifier (for informational purposes only)
2.      Rider number
3.      Lease type (full service/net lease/per diem)
4.      Purchase option indicator (yes/no)
5.      Purchase option description (as applicable)
6.      Early termination option indicator (yes/no)
7.      Early termination option description (as applicable)
8.      Volume capacity (gallon/cubic feet)
9. Number of railcars	10. Monthly lease rate
11.    Original lease term
12.    Lessee name
13.    Car type (tank/freight)
14.    Year of manufacture
15.    Lease expiration date
16.    Trinity manufactured indicator (yes/no)
17. Remaining lease term

Member of

Deloitte Touche Tohmatsu

Limited

We compared Characteristics 2. through 13. to the corresponding information set forth on or derived from the Railroad Car Lease Agreement, Rider to Railroad Car Lease Agreement, Escalation Letter or Addendum to the Rider (collectively, the “Lease Agreement”); Characteristic 14. to data queries from the Company’s asset system provided by the Company (collectively, the “Asset Query”) or the “Delivery Schedule;” Characteristic 15. to the Lease Agreement or the Asset Query and Characteristic 16. to the Asset Query.

Further, at your instruction, with respect to Characteristic 17., we recomputed the remaining lease term by dividing (i) the number of days remaining from December 31, 2015 to the lease expiration date, as set forth on the Lease Agreement or Asset Query, by (ii) 30. We compared such recomputed remaining lease term (rounded to the nearest whole number) to the remaining lease term set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., for each Lease that included a decimal within the rider number set forth on the Statistical Data File, we compared the rider number excluding the decimal to the related Lease Agreement;

•	with respect to our comparison of Characteristic 8., a volume capacity of “CL,” “NCNI,” “wg” or “NCI” stated on the Statistical Data File is noted to be in agreement with “gallon” as set forth on the Lease Agreement; and

•	with respect to our comparison of Characteristic 13., a car type of (i) “Freight” stated on the Statistical Data File is noted to be in agreement with “Coal,” “Hopper,” “Gondola,” “Covered Hopper,” “Rapid Discharge” or “Auto-Rack” as set forth on the Lease Agreement and (ii) “Tank” stated on the Statistical Data File is noted to be in agreement with “Wg” or “weighted gallons” as set forth on the Lease Agreement.

The Lease Agreements, Asset Query and Delivery Schedules described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Lease Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,